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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including Malls, Premium Outlets®, The Mills®, Community/Lifestyle Centers and International Properties. At September 30, 2012, we owned or had an interest in 332 properties comprising 241 million square feet in North America and Asia. Additionally, we have a 28.9% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns or has an interest in more than 260 shopping centers in 13 European countries.

        This package was prepared to provide operational and balance sheet information as of September 30, 2012, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations, Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP

Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Fourth Quarter 2012	February 1, 2013
First Quarter 2013	April 26, 2013
Second Quarter 2013	July 26, 2013

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2011 through September 30, 2012

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2011	60,858,134	293,856,250
Activity During the First Six Months of 2012:
Issuance of Common Stock for Stock Option Exercises	—	712
Exchange of Operating Partnership Units for Common Stock	(221,109)	221,109
Public Offering of Common Stock	—	9,137,500
Restricted Stock Awards and Long-Term Incentive Performance ("LTIP") Units Earned(3)	337,006	114,206

Number Outstanding at June 30, 2012	60,974,031	303,329,777

Activity During the Third Quarter of 2012:
Exchange of Operating Partnership Units for Common Stock	(6,672,056)	6,019,431
Redemption of Operating Partnership Units	(2,000,000)	—

Number Outstanding at September 30, 2012	52,301,975	309,349,208

Number of Operating Partnership Units and Company Common Shares at September 30, 2012		361,651,183

Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at September 30, 2012		309,349,208
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		1,070

Diluted Common Shares Outstanding at September 30, 2012(4)		309,350,278

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not exchangeable for common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 56).

(3)
Represents restricted stock awards and earned LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.

(4)
For Funds from Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended September 30, 2012.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended September 30,		As of or for the Nine Months Ended September 30,
	2012	2011	2012	2011
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,228,617	$1,074,360	$3,535,652	$3,135,094
Consolidated Net Income	$306,371	$333,781	$1,349,136	$803,969
Net Income Attributable to Common Stockholders	$254,921	$274,000	$1,115,776	$658,532
Basic Earnings per Common Share (EPS)	$0.84	$0.93	$3.71	$2.24
Diluted Earnings per Common Share (EPS)	$0.84	$0.93	$3.71	$2.24
FFO of the Operating Partnership	$720,052	$606,235	$2,057,474	$1,759,846
Diluted FFO of the Operating Partnership	$720,052	$606,235	$2,057,474	$1,759,846
Basic FFO per Share (FFOPS)	$1.99	$1.71	$5.70	$4.97
Diluted FFO per Share (FFOPS)	$1.99	$1.71	$5.70	$4.97
Distributions per Share	$1.05	$0.80	$3.00	$2.40

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of September 30, 2012	As of December 31, 2011
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	52,302	60,858
Common Shares Outstanding at End of Period	309,349	293,856

Total Common Shares and Units Outstanding at End of Period	361,651	354,714

Weighted Average Limited Partnership Units Outstanding	60,162	60,522
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	301,029	293,504
Diluted—for purposes of EPS	301,030	293,573
Diluted—for purposes of FFOPS	301,030	293,573
Simon Group's Debt Information
Share of Consolidated Debt	$22,399,364	$18,175,083
Share of Joint Venture Debt	5,100,210	6,501,508

Share of Total Debt	$27,499,574	$24,676,591

Simon Group's Market Capitalization
Common Stock Price at End of Period	$151.81	$128.94
Common Equity Capitalization, including operating partnership units	$54,902,266	$45,736,873
Preferred Equity Capitalization, including operating partnership preferred units	86,105	78,120

Total Equity Market Capitalization	$54,988,371	$45,814,993

Total Capitalization—Including Simon Group's Share of Total Debt	$82,487,945	$70,491,584

	As of or for the Nine Months Ended September 30,
	2012	2011
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Simon Group's Share of Consolidated Properties	$17,606	$3,193
Simon Group's Share of Joint Venture Properties	$484	$478

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

 SIMON PROPERTY GROUP

Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended September 30, 2012
						For the Three Months Ended September 30, 2011 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$759,039	$(7,661)	$751,378	$169,832	$921,210	$857,387
Overage rent	51,170	(73)	51,097	18,590	69,687	54,359
Tenant reimbursements	342,443	(4,696)	337,747	80,866	418,613	383,960
Management fees and other revenues	32,294	—	32,294	—	32,294	31,249
Other income	43,671	(393)	43,278	10,868	54,146	68,876

Total revenue	1,228,617	(12,823)	1,215,794	280,156	1,495,950	1,395,831

EXPENSES:
Property operating	132,378	(2,465)	129,913	48,740	178,653	187,074
Depreciation and amortization	310,244	(2,253)	307,991	81,811	389,802	357,301
Real estate taxes	105,694	(1,355)	104,339	20,663	125,002	109,663
Repairs and maintenance	26,556	(346)	26,210	7,096	33,306	32,182
Advertising and promotion	28,114	(375)	27,739	5,357	33,096	31,572
(Recovery of) provision for credit losses	(1,180)	(14)	(1,194)	(366)	(1,560)	2,475
Home and regional office costs	27,057	—	27,057	—	27,057	30,525
General and administrative	14,165	—	14,165	—	14,165	14,974
Other	24,637	(1,153)	23,484	15,084	38,568	47,154

Total operating expenses	667,665	(7,961)	659,704	178,385	838,089	812,920

OPERATING INCOME	560,952	(4,862)	556,090	101,771	657,861	582,911
Interest expense	(288,896)	2,398	(286,498)	(69,475)	(355,973)	(328,405)
Income tax benefit (expense) of taxable REIT subsidiaries	97	—	97	—	97	(860)
Income from unconsolidated entities(1)	37,129	—	37,129	(32,296)	4,833	—
(Loss) gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(2,911)	—	(2,911)	—	(2,911)	78,307

CONSOLIDATED NET INCOME	306,371	(2,464)	303,907	—	303,907	331,953
Net income attributable to noncontrolling interests	50,616	(2,464)	48,152	—	48,152	57,119
Preferred dividends	834	—	834	—	834	834

NET INCOME ATTRIBUTABLE COMMON STOCKHOLDERS	$254,921	$—	$254,921	$—	$254,921	$274,000

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(2)
Consolidated Net Income			$306,371	$—	$306,371	$333,781
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			306,612	—	306,612	257,172
Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre			—	110,188	110,188	98,601
Income from unconsolidated entities			(37,129)	37,129	—	—
Loss (gain) upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net			2,911	—	2,911	(78,307)
Net income attributable to noncontrolling interest holders in properties			(2,464)	—	(2,464)	(1,829)
Noncontrolling interests portion of depreciation and amortization			(2,253)	—	(2,253)	(1,870)
Preferred distributions and dividends			(1,313)	—	(1,313)	(1,313)

FFO of the Operating Partnership			$572,735	$147,317	$720,052	$606,235

Percentage of FFO of the Operating Partnership			79.54%	20.46%	100.00%	100.00%

(1)
Our Total Share of the remaining results from unconsolidated entities represents our share of net results related to our investment in Klépierre.

(2)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Nine Months Ended September 30, 2012
						For the Nine Months Ended September 30, 2011 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$2,207,334	$(22,072)	$2,185,262	$509,191	$2,694,453	$2,525,348
Overage rent	110,277	(217)	110,060	54,183	164,243	118,531
Tenant reimbursements	979,300	(13,111)	966,189	236,579	1,202,768	1,124,206
Management fees and other revenues	92,928	—	92,928	—	92,928	93,001
Other income	145,813	(1,093)	144,720	56,277	200,997	212,145

Total revenue	3,535,652	(36,493)	3,499,159	856,230	4,355,389	4,073,231

EXPENSES:
Property operating	353,136	(6,726)	346,410	151,094	497,504	512,963
Depreciation and amortization	907,217	(6,833)	900,384	250,015	1,150,399	1,068,786
Real estate taxes	311,173	(3,631)	307,542	62,990	370,532	342,986
Repairs and maintenance	78,862	(1,138)	77,724	21,299	99,023	103,710
Advertising and promotion	77,762	(875)	76,887	18,118	95,005	89,776
Provision for credit losses	5,271	(101)	5,170	(271)	4,899	6,509
Home and regional office costs	95,019	—	95,019	—	95,019	91,035
General and administrative	42,787	—	42,787	—	42,787	31,614
Other	66,510	(3,435)	63,075	50,356	113,431	133,260

Total operating expenses	1,937,737	(22,739)	1,914,998	553,601	2,468,599	2,380,639

OPERATING INCOME	1,597,915	(13,754)	1,584,161	302,629	1,886,790	1,692,592
Interest expense	(835,532)	7,327	(828,205)	(210,715)	(1,038,920)	(983,867)
Income tax expense of taxable REIT subsidiaries	(1,786)	—	(1,786)	—	(1,786)	(2,706)
Income from unconsolidated entities(1)	96,613	—	96,613	(91,914)	4,699	—
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	491,926	—	491,926	—	491,926	92,072

CONSOLIDATED NET INCOME	1,349,136	(6,427)	1,342,709	—	1,342,709	798,091
Net income attributable to noncontrolling interests	230,857	(6,427)	224,430	—	224,430	137,056
Preferred dividends	2,503	—	2,503	—	2,503	2,503

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,115,776	$—	$1,115,776	$—	$1,115,776	$658,532

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(2)
Consolidated Net Income			$1,349,136	$—	$1,349,136	$803,969
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			896,147	—	896,147	777,489
Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre			—	321,318	321,318	286,358
Income from unconsolidated entities			(96,613)	96,613	—	—
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net			(491,926)	—	(491,926)	(92,072)
Net income attributable to noncontrolling interest holders in properties			(6,427)	—	(6,427)	(5,879)
Noncontrolling interests portion of depreciation and amortization			(6,835)	—	(6,835)	(6,080)
Preferred distributions and dividends			(3,939)	—	(3,939)	(3,939)

FFO of the Operating Partnership			$1,639,543	$417,931	$2,057,474	$1,759,846

Percentage of FFO of the Operating Partnership			79.69%	20.31%	100.00%	100.00%

(1)
Our Total Share of the remaining results from unconsolidated entities represents our share of net results related to our investment in Klépierre.

(2)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP

Unaudited Pro-Rata Balance Sheet

	As of September 30, 2012
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2011 Our Total Share
ASSETS:
Investment properties, at cost	$34,366,668	$(359,528)	$34,007,140	$8,387,856	$42,394,996	$38,581,379
Less—accumulated depreciation	9,101,007	(88,993)	9,012,014	2,079,065	11,091,079	10,326,794

	25,265,661	(270,535)	24,995,126	6,308,791	31,303,917	28,254,585
Cash and cash equivalents	452,712	(7,707)	445,005	241,841	686,846	1,148,034
Tenant receivables and accrued revenue, net	456,397	(4,413)	451,984	104,358	556,342	637,918
Investment in unconsolidated entities, at equity	2,013,651	—	2,013,651	(2,013,651)	—	—
Investment in Klépierre, at equity	1,945,128	—	1,945,128	—	1,945,128	—
Deferred costs and other assets	1,844,428	(12,615)	1,831,813	148,236	1,980,049	1,831,670
Notes receivable from related party	—	—	—	—	—	651,000

Total assets	$31,977,977	$(295,270)	$31,682,707	$4,789,575	$36,472,282	$32,523,207

LIABILITIES:
Mortgages and other indebtedness	$22,569,634	$(170,270)	$22,399,364	$5,100,210	$27,499,574	$24,676,591
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,204,438	(11,064)	1,193,374	268,758	1,462,132	1,401,332
Cash distributions and losses in partnerships and joint ventures, at equity	728,470	—	728,470	(728,470)	—	—
Other liabilities and accrued dividends	300,388	(1,710)	298,678	149,077	447,755	621,377

Total liabilities	24,802,930	(183,044)	24,619,886	4,789,575	29,409,461	26,699,300

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	354,006	(112,946)	241,060	—	241,060	220,619
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	44,801	—	44,801	—	44,801	45,047
Common stock, $.0001 par value, 511,990,000 shares authorized, 313,103,803 and 297,725,698 issued, respectively	31	—	31	—	31	30
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	9,054,730	—	9,054,730	—	9,054,730	8,103,133
Accumulated deficit	(3,057,328)	—	(3,057,328)	—	(3,057,328)	(3,251,740)
Accumulated other comprehensive loss	(64,776)	—	(64,776)	—	(64,776)	(94,263)
Common stock held in treasury at cost, 3,762,595 and 3,877,448 shares, respectively	(135,781)	—	(135,781)	—	(135,781)	(152,541)

Total stockholders' equity	5,841,677	—	5,841,677	—	5,841,677	4,649,666
Noncontrolling interests	979,364	720	980,084	—	980,084	953,622

Total equity	6,821,041	720	6,821,761	—	6,821,761	5,603,288

Total liabilities and equity	$31,977,977	$(295,270)	$31,682,707	$4,789,575	$36,472,282	$32,523,207

 SIMON PROPERTY GROUP
NOI Composition(1)
For the Nine Months Ended September 30, 2012

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	14.5%
Texas	11.2%
California	10.8%
New York	6.7%
Massachusetts	6.7%
Pennsylvania	5.6%
Nevada	4.5%
Georgia	4.2%
Indiana	3.8%
New Jersey	3.7%

Top 10 Contributors by State	71.7%

NOI by Asset Type
Malls and Premium Outlets	82.4%
The Mills	7.3%
International	5.9%
Community/Lifestyle Centers	3.5%
Other Properties	0.9%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
(In thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
Consolidated Properties
Other Income
Interest and Dividend Income	$9,564	$11,805	$20,064	$39,671
Lease Settlement Income	1,658	1,581	11,883	15,714
Gains on Land Sales	1,971	234	11,701	2,861
Other	30,478	33,809	102,165	88,095

Totals	$43,671	$47,429	$145,813	$146,341

Other Expense
Ground Rent	$10,715	$10,398	$31,828	$31,556
Professional Fees	6,768	7,596	15,677	16,735
Other, including State and Foreign Taxes	7,154	5,018	19,005	12,963

Totals	$24,637	$23,012	$66,510	$61,254

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of September 30, 2012

(in thousands, except as noted)

        This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), diluted FFO per share, net operating income ("NOI"), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

        The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

        Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income to FFO(1)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
Consolidated Net Income(2)	$306,371	$333,781	$1,349,136	$803,969
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties	306,612	257,172	896,147	777,489
Simon's share of depreciation and amortization from
unconsolidated entities, including Klépierre	110,188	98,601	321,318	286,358
Loss (gain) upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	2,911	(78,307)	(491,926)	(92,072)
Net income attributable to noncontrolling interest holders in properties	(2,464)	(1,829)	(6,427)	(5,879)
Noncontrolling interests portion of depreciation and amortization	(2,253)	(1,870)	(6,835)	(6,080)
Preferred distributions and dividends	(1,313)	(1,313)	(3,939)	(3,939)

FFO of the Operating Partnership	$720,052	$606,235	$2,057,474	$1,759,846

Diluted net income per share to diluted FFO per share reconciliation:
Diluted net income per share	$0.84	$0.93	$3.71	$2.24
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre, net of noncontrolling interests portion of depreciation and amortization	1.14	1.00	3.35	2.99
Loss (gain) upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	0.01	(0.22)	(1.36)	(0.26)

Diluted FFO per share	$1.99	$1.71	$5.70	$4.97

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of September 30, 2012

(in thousands, except as noted)

Reconciliation of Net Income to NOI

        The Reconciliation of Net Income to NOI provides net income and reconciles the amount to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the quarter and nine months ended September 30, 2012.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$306,371	$333,781	$1,349,136	$803,969
Income tax (benefit) expense of taxable REIT subsidiaries	(97)	860	1,786	2,706
Interest expense	288,896	244,384	835,532	737,018
Income from unconsolidated entities	(37,129)	(17,120)	(96,613)	(49,561)
Loss (gain) upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	2,911	(78,307)	(491,926)	(92,072)

Operating Income	560,952	483,598	1,597,915	1,402,060
Depreciation and amortization	310,244	260,802	907,217	788,410

NOI of consolidated Properties	$871,196	$744,400	$2,505,132	$2,190,470

Reconciliation of NOI of unconsolidated entities:
Net Income	$111,085	$75,482	$300,836	$246,926
Interest expense	148,891	149,839	451,581	441,396
Loss from unconsolidated entities	316	596	947	1,054
Loss from operations of discontinued joint venture interests	1,978	17,431	20,769	39,646
Loss (gain) on disposal of discontinued operations, net	4,904	(78)	4,904	(15,583)

Operating Income	267,174	243,270	779,037	713,439
Depreciation and amortization	125,512	125,260	374,333	361,345

NOI of unconsolidated entities	$392,686	$368,530	$1,153,370	$1,074,784

Total consolidated and unconsolidated NOI from continuing operations	$1,263,882	$1,112,930	$3,658,502	$3,265,254

Adjustments to NOI:
NOI of discontinued unconsolidated Properties	5,711	124,222	63,801	383,697

Total NOI of the Simon Group Portfolio	$1,269,593	$1,237,152	$3,722,303	$3,648,951

Change in NOI from prior period	2.6%	6.9%	2.0%	6.4%
Add: Our share of NOI from Klépierre	49,784	—	114,340	—
Less: Joint venture partners' share of NOI	221,930	296,942	685,114	887,573

Simon Group's Share of NOI	$1,097,447	$940,210	$3,151,529	$2,761,378

Increase in Simon Group's Share of NOI from prior period	16.7%	11.8%	14.1%	9.6%
Total NOI of the Simon Group Portfolio	$1,269,593	$1,237,152	$3,722,303	$3,648,951
NOI from noncomparable properties(3)	262,848	275,545	768,259	843,300

Total NOI of Comparable Properties(4)	$1,006,745	$961,607	$2,954,044	$2,805,651

Increase in NOI of Malls and Premium Outlets that are Comparable Properties	4.7%		5.3%

SIMON PROPERTY GROUP

Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales of, or any impairment charges related to, previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale of, or any impairment charges relating to, previously depreciated operating properties.

We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income includes:

•
the Company's share of gains on land sales of $1.9 million and $0.1 million for the three months ended September 30, 2012 and 2011, respectively, and $11.7 million and $4.5 million for the nine months ended September 30, 2012 and 2011, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $11.5 million and $10.8 million for the three months ended September 30, 2012 and 2011, respectively, and $31.7 million and $26.2 million for the nine months ended September 30, 2012 and 2011, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $5.5 million and $6.0 million for the three months ended September 30, 2012 and 2011, respectively, and $16.2 million and $17.7 million for the nine months ended September 30, 2012 and 2011, respectively.

•
the Company's share of debt premium amortization of $9.6 million and $2.3 million for the three months ended September 30, 2012 and 2011, respectively, and $29.7 million and $7.0 million for the nine months ended September 30, 2012 and 2011, respectively.

Amounts included in the above exclude our share of related activity for our investment in Klépierre.

(3)
Includes community/lifestyle centers, The Mills, other properties, international properties, any of our non-retail holdings, results of our corporate and management company operations, and excluded income from comparable properties.

(4)
Includes comparable Malls and Premium Outlets that were owned in both of the periods under comparison. Excludes lease termination income, interest income, land sale gains and the impact of significant redevelopment activities.

 SIMON PROPERTY GROUP
U.S. Portfolio Overview
As of September 30, 2012

Type of Property	Total Square Feet	Total Owned Square Feet ("GLA")	% of Owned Square Feet
Malls and Premium Outlets
Inline Stores	83,938,967	83,479,177	54.7%
Freestanding	4,147,733	1,842,994	1.2%
Anchors	97,451,954	26,915,075	17.7%
Office	2,024,690	2,017,790	1.3%

Malls and Premium Outlets Total	187,563,344	114,255,036	74.9%
The Mills®(1)	18,767,351	16,238,061	10.7%
Community/Lifestyle Centers	21,002,529	14,561,838	9.5%
Other Properties(2)	10,278,945	7,467,890	4.9%

Total U.S. Properties	237,612,169	152,522,825	100.0%

(1)
Includes 13 of The Mills previously owned by The Mills Limited Partnership (TMLP), now owned by Simon Property Group, L.P.

(2)
Includes properties owned by TMLP and certain other properties.

 SIMON PROPERTY GROUP
U.S. Mall and Premium Outlet Operational Information(1)
For the Period Ended September 30, 2012

	As of September 30,
	2012	2011(2)
Total Number of Properties	220	226
Total Square Footage of Properties (in millions)	187.6	193.2
Ending Occupancy(3):
Consolidated Assets	94.8%	94.4%
Unconsolidated Assets	93.9%	92.1%
Total Portfolio	94.6%	93.8%
Total Sales per Square Foot(4):
Consolidated Assets	$543	$508
Unconsolidated Assets	$648	$539
Total Portfolio	$562	$514
Base Minimum Rent per Square Foot(5):
Consolidated Assets	$38.23	$37.56
Unconsolidated Assets	$48.70	$42.75
Total Portfolio	$40.33	$38.84

Historical Data:	Occupancy	Total Sales per Square Foot	Base Minimum Rent per Square Foot
12/31/2011(2)	94.6%	$533	$39.40

Releasing Activity for the Trailing Twelve Month Period Ended:

		Total Rent per Square Foot
	Square Footage of Openings	Opening Rate per Square Foot(6)	Closing Rate per Square Foot(6)	Releasing Spread(6)
9/30/12	7,961,413	$51.75	$46.89	$4.86	10.4%
6/30/12	7,554,647	$52.29	$47.52	$4.77	10.0%
3/31/12	7,049,269	$53.74	$49.00	$4.74	9.7%
12/31/11(2)	6,881,699	$54.78	$50.12	$4.66	9.3%
9/30/11(2)	6,970,878	$54.38	$50.00	$4.38	8.8%
6/30/11(2)	6,637,195	$55.26	$51.00	$4.26	8.4%
3/31/11(2)	6,116,533	$55.82	$51.14	$4.68	9.2%

Definitions:

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Restated to include Malls previously owned by TMLP and Premium Outlets acquired in the 2010 acquisition of Prime Outlets Acquisition Company.

(3)
Ending Occupancy is the percentage of GLA which is leased as of the last day of the reporting period. We include all company owned space except for mall anchors and mall majors in the calculation.

(4)
Total Sales per Square Foot is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated company owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for malls. All company owned space is included for Premium Outlets.

(5)
Base Minimum Rent per Square Foot is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.

(6)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent per Square Foot for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent per Square Foot as of the month the tenant terminates or closes. Total Rent per Square Foot includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.

 SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of September 30, 2012

Year	Number of Leases Expiring	Square Feet	Avg. Base Minimum Rent per Square Foot at 9/30/12	Percentage of Gross Annual Rental Revenues(3)
Inline Stores and Freestanding
Month to Month Leases	621	1,878,488	$36.87	1.4%
2012 (10/1/12 - 12/31/12)	387	1,184,003	$34.86	0.8%
2013	2,956	8,820,714	$37.73	6.9%
2014	2,603	8,608,507	$36.96	6.7%
2015	2,628	8,702,624	$39.71	7.3%
2016	2,530	8,442,983	$38.58	6.9%
2017	2,374	8,449,902	$41.08	7.5%
2018	1,828	7,230,495	$45.99	7.1%
2019	1,474	5,552,168	$46.38	5.6%
2020	1,170	4,245,099	$47.60	4.4%
2021	1,270	5,127,861	$44.65	5.0%
2022	1,141	4,548,641	$43.95	4.4%
2023 and Thereafter	658	3,604,995	$37.39	3.0%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,608	3,775,037	$14.65	1.2%
Anchor Tenants
Month to Month Leases	1	31,723	$12.14	0.0%
2012 (10/1/12 - 12/31/12)	1	75,500	—	0.0%
2013	14	1,512,023	$3.61	0.1%
2014	35	3,479,385	$5.17	0.4%
2015	28	3,202,002	$3.01	0.2%
2016	23	2,731,237	$3.35	0.2%
2017	22	2,969,087	$2.60	0.2%
2018	22	2,516,040	$5.13	0.3%
2019	11	1,305,863	$4.58	0.1%
2020	14	1,315,365	$6.42	0.2%
2021	12	1,055,228	$7.33	0.1%
2022	7	885,262	$9.87	0.2%
2023 and Thereafter	34	3,886,176	$6.72	0.6%

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2011 consolidated and joint venture combined base rental revenue.

 SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of September 30, 2012

Top Inline Store Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	375	4,006	1.7%	3.2%
Limited Brands, Inc.	365	2,073	0.9%	2.2%
Abercrombie & Fitch Co.	215	1,525	0.6%	1.5%
Phillips-Van Heusen	304	1,696	0.7%	1.5%
Foot Locker, Inc.	372	1,447	0.6%	1.3%
Luxottica Group S.P.A	442	852	0.4%	1.2%
Ascena Retail Group, Inc.	314	1,715	0.7%	1.2%
American Eagle Outfitters, Inc.	194	1,155	0.5%	1.1%
Forever 21, Inc.	78	1,122	0.5%	1.1%
Ann, Inc.	201	1,219	0.5%	1.0%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	157	28,917	12.2%	0.5%
Sears Roebuck & Co.	119	18,420	7.8%	0.2%
J.C. Penney Co., Inc.	111	16,230	6.8%	0.6%
Dillard's Dept. Stores	66	10,560	4.4%	0.1%
Nordstrom, Inc.	27	4,545	1.9%	0.1%
Belk, Inc.	18	2,466	1.0%	0.2%
The Bon-Ton Stores, Inc.	22	2,286	1.0%	0.2%
Target Corporation	12	1,677	0.7%	—
Dick's Sporting Goods, Inc.	21	1,406	0.6%	0.4%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	—
Lord and Taylor	8	1,113	0.5%	—
Kohl's Department Stores, Inc.	12	1,028	0.4%	0.1%
Saks Incorporated	8	986	0.4%	0.1%

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
U.S. The Mills and Community/Lifestyle Center Operational Information
For the Period Ended September 30, 2012

	As of September 30,
	2012	2011
The Mills®(1)
Total Number of Properties	13	13
Total Square Footage of Properties (in millions)	18.8	18.9
Ending Occupancy(2)	97.2%	95.7%
Total Sales per Square Foot(3)	$505	$473
Base Minimum Rent per Square Foot(4)	$22.20	$21.60
Community/Lifestyle Centers(5)
Total Number of Properties	68	70
Total Square Footage of Properties (in millions)	21.0	21.1
Ending Occupancy(2)	94.3%	91.9%
Base Minimum Rent per Square Foot(4)	$13.97	$13.60

(1)
Statistics for both periods reflect The Mills assets previously owned by TMLP, now owned by Simon Property Group, L.P. Opry Mills was excluded from Ending Occupancy, Total Sales per Square Foot and Base Minimum Rent per Square Foot for the period ended September 30, 2011, as it was closed and undergoing restoration as a result of flooding in May of 2010. The center re-opened on March 29, 2012. Does not include the following properties owned by TMLP—Franklin Mills and Sugarloaf Mills.

(2)
See footnote 3 on page 19 for definition, except Ending Occupancy is calculated on all company owned space.

(3)
See footnote 4 on page 19 for definition; calculation methodology is the same as for malls.

(4)
See footnote 5 on page 19 for definition.

(5)
Prior period has been restated to include community centers previously owned by TMLP, now owned by Simon Property Group, L.P.

 SIMON PROPERTY GROUP
International Operational Information(1)

	As of September 30,
	2012	2011
International Premium Outlets
Total Number of Properties	12	11
Total GLA (in millions of square feet)	3.8	3.4
Statistics for Properties in Japan(2)
Ending Occupancy	99.8%	99.6%
Comparable sales per square foot(3)	¥90,775	¥85,182
Average rent per square foot	¥4,927	¥4,818

(1)
Does not include Klépierre.

(2)
Information supplied by the managing venture partner.

(3)
Does not include Sendai-Izumi Premium Outlets as the property was closed for repair due to damages from the earthquake in Japan in March 2011. The center re-opened on June 17, 2011.

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		790,059
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,320,769
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		842,674
4.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	50.0%		2,276,942
5.	Fashion Valley	CA	San Diego	50.0%		1,727,438
6.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		846,595
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		693,878
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,152,800
9.	Stanford Shopping Center	CA	Palo Alto (San Jose)	100.0%		1,364,140
10.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	50.0%		1,300,641
11.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,191,604
12.	Mesa Mall	CO	Grand Junction	100.0%		882,536
13.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,082,111
14.	Crystal Mall	CT	Waterford	78.2%		783,292
15.	Dover Mall	DE	Dover	68.2%		874,299
16.	Aventura Mall(1)	FL	Miami Beach (Miami)	33.3%		2,105,540
17.	Avenues, The	FL	Jacksonville	25.0	%(2)	1,116,479
18.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,101,257
19.	Coconut Point	FL	Estero	50.0%		1,204,910
20.	Coral Square	FL	Coral Springs (Miami)	97.2%		940,820
21.	Cordova Mall	FL	Pensacola	100.0%		858,279
22.	Dadeland Mall	FL	Miami	50.0%		1,399,439
23.	DeSoto Square	FL	Bradenton	100.0%		677,856
24.	Edison Mall	FL	Fort Myers	100.0%		1,053,640
25.	Falls, The	FL	Miami	50.0%		827,826
26.	Florida Mall, The	FL	Orlando	50.0%		1,771,498
27.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		752,851
28.	Indian River Mall	FL	Vero Beach	50.0%		736,621
29.	Melbourne Square	FL	Melbourne	100.0%		703,014
30.	Miami International Mall	FL	Miami	47.8%		1,071,522
31.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		959,529
32.	Paddock Mall	FL	Ocala	100.0%		556,796
33.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(3)	765,042
34.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(2)	1,106,121
35.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(2)	514,204
36.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,147
37.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,781,592
38.	Treasure Coast Square	FL	Jensen Beach	100.0%		875,809
39.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,094,957
40.	Lenox Square	GA	Atlanta	100.0%		1,558,898
41.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,822,737
42.	Northlake Mall	GA	Atlanta	100.0%		963,404
43.	Phipps Plaza	GA	Atlanta	100.0%		830,331
44.	Town Center at Cobb	GA	Kennesaw (Atlanta)	100.0%		1,281,248
45.	Lindale Mall	IA	Cedar Rapids	100.0%		684,984
46.	Southern Hills Mall	IA	Sioux City	100.0%		790,508
47.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,342
48.	Northfield Square	IL	Bourbonnais	31.6	%(3)	530,321
49.	Northwoods Mall	IL	Peoria	100.0%		693,657

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
50.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,235,316
51.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,287,693
52.	White Oaks Mall	IL	Springfield	80.7%		929,930
53.	Castleton Square	IN	Indianapolis	100.0%		1,383,194
54.	Circle Centre	IN	Indianapolis	14.7	%(2)	771,098
55.	College Mall	IN	Bloomington	100.0%		636,807
56.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		653,628
57.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,289,598
58.	Markland Mall	IN	Kokomo	100.0%		416,322
59.	Muncie Mall	IN	Muncie	100.0%		631,564
60.	Tippecanoe Mall	IN	Lafayette	100.0%		863,621
61.	University Park Mall	IN	Mishawaka	100.0%		922,304
62.	Washington Square	IN	Indianapolis	100.0%		967,702
63.	Towne East Square	KS	Wichita	100.0%		1,134,368
64.	Towne West Square	KS	Wichita	100.0%		941,596
65.	West Ridge Mall	KS	Topeka	100.0%		991,799
66.	Prien Lake Mall	LA	Lake Charles	100.0%		800,014
67.	Arsenal Mall	MA	Watertown (Boston)	100.0%		439,639
68.	Auburn Mall	MA	Auburn	56.4%		587,443
69.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,317,448
70.	Cape Cod Mall	MA	Hyannis	56.4%		721,130
71.	Copley Place	MA	Boston	98.1%		1,241,804
72.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,740
73.	Greendale Mall	MA	Worcester (Boston)	56.4%		429,855
74.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,349
75.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		471,744
76.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,567,144
77.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		884,758
78.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,591,547
79.	Square One Mall	MA	Saugus (Boston)	56.4%		928,529
80.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		685,956
81.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,196
82.	Bangor Mall	ME	Bangor	67.1	%(4)	652,531
83.	Briarwood Mall	MI	Ann Arbor	50.0%		971,641
84.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		926,483
85.	Miller Hill Mall	MN	Duluth	100.0%		787,881
86.	Southdale Center	MN	Edina (Minneapolis)	100.0%		1,229,426
87.	Battlefield Mall	MO	Springfield	100.0%		1,198,642
88.	Independence Center	MO	Independence (Kansas City)	100.0%		866,915
89.	SouthPark	NC	Charlotte	100.0%		1,620,994
90.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,025,146
91.	Mall of New Hampshire, The	NH	Manchester	56.4%		811,012
92.	Pheasant Lane Mall	NH	Nashua	(5)		980,006
93.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		760,361
94.	Livingston Mall	NJ	Livingston (New York)	100.0%		968,547
95.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,322,233

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
96.	Ocean County Mall	NJ	Toms River (New York)	100.0%		891,721
97.	Quaker Bridge Mall	NJ	Lawrenceville	50.0%		1,076,003
98.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,247,849
99.	Shops at Riverside, The	NJ	Hackensack (New York)	100.0%		771,214
100.	Cottonwood Mall	NM	Albuquerque	100.0%		1,042,985
101.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		674,757
102.	Meadowood Mall	NV	Reno	50.0%		875,119
103.	Chautauqua Mall	NY	Lakewood	100.0%		424,622
104.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		556,080
105.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,247,428
106.	Smith Haven Mall	NY	Lake Grove (New York)	25.0	%(2)	1,287,688
107.	Walt Whitman Shops	NY	Huntington Station (New York)	100.0%		1,006,552
108.	Westchester, The	NY	White Plains (New York)	40.0%		826,420
109.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,236,998
110.	Lima Mall	OH	Lima	100.0%		741,773
111.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	50.0%		1,121,344
112.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,011,970
113.	Southern Park Mall	OH	Youngstown	100.0%		1,194,646
114.	Summit Mall	OH	Akron	100.0%		769,087
115.	Upper Valley Mall	OH	Springfield	100.0%		739,338
116.	Penn Square Mall	OK	Oklahoma City	94.5%		1,057,210
117.	Woodland Hills Mall	OK	Tulsa	94.5%		1,090,633
118.	King of Prussia—The Court & The Plaza	PA	King of Prussia (Philadelphia)	96.1%		2,395,551
119.	Lehigh Valley Mall	PA	Whitehall	38.0	%(4)	1,169,214
120.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(4)	986,815
121.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	64.9	%(4)	1,330,856
122.	Ross Park Mall	PA	Pittsburgh	100.0%		1,241,463
123.	South Hills Village	PA	Pittsburgh	100.0%		1,195,782
124.	Springfield Mall(1)	PA	Springfield (Philadelphia)	38.0	%(4)	611,103
125.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,102,275
126.	Anderson Mall	SC	Anderson	100.0%		671,748
127.	Haywood Mall	SC	Greenville	100.0%		1,228,778
128.	Empire Mall	SD	Sioux Falls	100.0%		1,069,873
129.	Rushmore Mall	SD	Rapid City	100.0%		829,617
130.	Knoxville Center	TN	Knoxville	100.0%		963,989
131.	Oak Court Mall	TN	Memphis	100.0%		848,109
132.	West Town Mall	TN	Knoxville	50.0%		1,336,412
133.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,140
134.	Barton Creek Square	TX	Austin	100.0%		1,429,845
135.	Broadway Square	TX	Tyler	100.0%		627,934
136.	Cielo Vista Mall	TX	El Paso	100.0%		1,241,535
137.	Domain, The	TX	Austin	100.0%		1,208,831
138.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,000,138
139.	Houston Galleria	TX	Houston	50.4%		2,236,862
140.	Ingram Park Mall	TX	San Antonio	100.0%		1,124,842
141.	Irving Mall	TX	Irving (Dallas)	100.0%		1,052,994
142.	La Plaza Mall	TX	McAllen	100.0%		1,215,227
143.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,509
144.	Longview Mall	TX	Longview	100.0%		638,478
145.	Midland Park Mall	TX	Midland	100.0%		615,330

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
146.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,240
147.	Rolling Oaks Mall	TX	San Antonio	100.0%		882,350
148.	Sunland Park Mall	TX	El Paso	100.0%		921,538
149.	Valle Vista Mall	TX	Harlingen	100.0%		650,778
150.	Apple Blossom Mall	VA	Winchester	49.1%		419,666
151.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,726
152.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(3)	759,915
153.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		989,009
154.	Virginia Center Commons	VA	Glen Allen	100.0%		785,116
155.	Columbia Center	WA	Kennewick	100.0%		770,460
156.	Northgate Mall	WA	Seattle	100.0%		1,054,405
157.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,325,742
158.	Bay Park Square	WI	Green Bay	100.0%		711,865
159.	Forest Mall	WI	Fond Du Lac	100.0%		500,273
160.	Southridge Mall	WI	Greendale (Milwaukee)	100.0%		1,163,799

	Total Mall Square Footage(6)					162,319,180

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,095
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,377
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,600
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	298,051
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,856
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	554,991
7.	Napa Premium Outlets	CA	Napa	100.0%	179,288
8.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,738
9.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,416
10.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,220
11.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,153
12.	Ellenton Premium Outlets	FL	Ellenton (Tampa)	100.0%	476,724
13.	Silver Sands Premium Outlets	FL	Destin	50.0%	451,174
14.	Orlando Premium Outlets- International Dr	FL	Orlando	100.0%	773,225
15.	Orlando Premium Outlets- Vineland Ave	FL	Orlando	100.0%	549,651
16.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,570
17.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,052
18.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,275
19.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,732
20.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,332
21.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,802
22.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago, IL)	100.0%	454,566
23.	Lee Premium Outlets	MA	Lee	100.0%	224,589
24.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	660,092
25.	Kittery Premium Outlets	ME	Kittery	100.0%	264,838
26.	Hagerstown Premium Outlets	MD	Hagerstown (Baltimore/ Washington DC)	100.0%	484,968
27.	Queenstown Premium Outlets	MD	Queenstown (Baltimore)	100.0%	289,305

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
28.	Birch Run Premium Outlets	MI	Birch Run (Detroit)	100.0%	678,562
29.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,564
30.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	392,711
31.	Gulfport Premium Outlets	MS	Gulfport	100.0%	299,604
32.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	439,009
33.	Merrimack Premium Outlets	NH	Merrimack	100.0%	402,931
34.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,673
35.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,474
36.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,675
37.	Las Vegas Premium Outlets- North	NV	Las Vegas	100.0%	538,689
38.	Las Vegas Premium Outlets- South	NV	Las Vegas	100.0%	535,466
39.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,734
40.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	847,645
41.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	290,520
42.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,769
43.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,693
44.	Grove City Premium Outlets	PA	Grove City (Pittsburgh)	100.0%	531,722
45.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,137
46.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,216
47.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,902
48.	Gaffney Premium Outlets	SC	Gaffney (Greenville/Charlotte)	100.0%	359,734
49.	Lebanon Premium Outlets	TN	Lebanon (Nashville)	100.0%	226,961
50.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,718
51.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,576
52.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	604,105
53.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,660
54.	San Marcos Premium Outlets	TX	San Marcos (Austin-San Antonio)	100.0%	730,996
55.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	518,003
56.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,879
57.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,561
58.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,823
59.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	276,373
60.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie (Chicago, IL-Milwaukee)	100.0%	402,399

	Total U.S. Premium Outlets GLA				25,244,164

	Total Mall and U.S. Premium Outlets GLA				187,563,344

SIMON PROPERTY GROUP
Property Listing

FOOTNOTES FOR PRECEEDING PAGES:

(1)
This property is managed by a third party.

(2)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(4)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
Includes office space of 2,024,690 square feet including the following centers with more than 20,000 square feet of office space:

Arsenal Mall—52,847 sq. ft.	Menlo Park Mall—52,368 sq. ft.
Circle Centre—25,192 sq. ft.	Oak Court Mall—125,239 sq. ft.
Copley Place—867,301 sq. ft.	Oxford Valley Mall—110,527 sq. ft.
Domain, The—135,589 sq. ft.	Plaza Carolina—27,343 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	River Oaks Center—117,624 sq. ft.
Firewheel Town Center—75,132 sq. ft.	Southdale Center—20,295 sq. ft.
Greendale Mall—119,860 sq. ft.

SIMON PROPERTY GROUP
Property Listing

The Mills®

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Arizona Mills	AZ	Tempe (Phoenix)	50.0%		1,239,922
2.	Arundel Mills	MD	Hanover (Baltimore)	59.2%		1,560,302
3.	Colorado Mills	CO	Lakewood (Denver)	37.5	%(1)	1,097,356
4.	Concord Mills	NC	Concord (Charlotte)	59.2	%(1)	1,333,858
5.	Grapevine Mills	TX	Grapevine (Dallas)	59.2%		1,777,181
6.	Great Mall	CA	Milpitas (San Jose)	100.0%		1,361,410
7.	Gurnee Mills	IL	Gurnee (Chicago)	100.0%		1,782,323
8.	Katy Mills	TX	Katy (Houston)	62.6	%(1)	1,559,488
9.	Ontario Mills	CA	Ontario (Riverside)	50.0%		1,472,695
10.	Opry Mills	TN	Nashville	100.0%		1,153,197
11.	Outlets at Orange, The	CA	Orange (Los Angeles)	50.0%		757,052
12.	Potomac Mills	VA	Woodbridge (Washington, D.C.)	100.0%		1,519,290
13.	Sawgrass Mills	FL	Sunrise (Miami)	100.0%		2,153,277

	Total The Mills® Square Footage					18,767,351

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

Other Properties

        Other properties includes holdings of TMLP (Franklin Mills, The Esplanade, The Galleria at White Plains, Hilltop Mall, Liberty Plaza, Marley Station, Northpark Mall, Sugarloaf Mills), Outlet-Texas, Factory Stores of America-Boaz, Factory Stores of America-Georgetown, Factory Stores of America-Graceville, Factory Stores of America-Lebanon, Factory Stores of America-Nebraska City, Factory Stores of America-Story City, Florida Keys Outlet Center, Huntley Outlet Center, Outlet Marketplace, and The Shoppes at Branson Meadows.

SIMON PROPERTY GROUP

Property Listing

Community/Lifestyle Centers

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Denver West Village	CO	Lakewood (Denver)	37.6%		310,709
2.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(1)	329,976
3.	Gaitway Plaza	FL	Ocala	32.2	%(1)	208,755
4.	Highland Lakes Center	FL	Orlando	100.0%		488,850
5.	Indian River Commons	FL	Vero Beach	50.0%		255,942
6.	Naples Outlet Center	FL	Naples	100.0%		146,048
7.	Pier Park	FL	Panama City Beach	65.6%		842,246
8.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(1)	199,082
9.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
10.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,984
11.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(1)	385,643
12.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(1)	163,254
13.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
14.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		615,275
15.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
16.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(1)	278,978
17.	Forest Plaza	IL	Rockford	100.0%		428,044
18.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
19.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,375
20.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
21.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
22.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		303,469
23.	White Oaks Plaza	IL	Springfield	100.0%		387,911
24.	Willow Knolls Court	IL	Peoria	35.7	%(1)	382,375
25.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		576,795	(2)
26.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
27.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		666,695
28.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
29.	Markland Plaza	IN	Kokomo	100.0%		90,527
30.	Muncie Towne Plaza	IN	Muncie	100.0%		172,617
31.	New Castle Plaza	IN	New Castle	100.0%		91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
34.	University Center	IN	Mishawaka	100.0%		150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(1)	575,579
36.	Washington Plaza	IN	Indianapolis	100.0%		50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		254,480
38.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	59.2%		101,535
39.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,618
40.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
41.	Ridgewood Court	MS	Jackson	35.7	%(1)	369,473
42.	Concord Mills Marketplace	NC	Concord (Charlotte)	100.0%		230,683
43.	Dare Centre	NC	Kill Devil Hills	100.0%		168,674
44.	MacGregor Village	NC	Cary	100.0%		144,197
45.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,809
46.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		149,940
47.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,301
48.	ABQ Uptown	NM	Albuquerque	100.0%		230,129

SIMON PROPERTY GROUP

Property Listing

Community/Lifestyle Centers

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
49.	Cobblestone Court	NY	Victor	35.7	%(1)	265,470
50.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,369
51.	Lima Center	OH	Lima	100.0%		223,878
52.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	84.1%		101,963
53.	Henderson Square	PA	King of Prussia (Philadelphia)	75.9	%(3)	107,371
54.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	64.9	%(3)	267,885
55.	Whitehall Mall	PA	Whitehall	38.0	%(3)	605,814
56.	Charles Towne Square	SC	Charleston	100.0%		71,794
57.	Empire East	SD	Sioux Falls	100.0%		297,237
58.	Arboretum	TX	Austin	100.0%		198,237
59.	Gateway Centers	TX	Austin	100.0%		511,704
60.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,381
61.	Palms Crossing	TX	McAllen	100.0%		392,293
62.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
63.	Shops at Arbor Walk, The	TX	Austin	100.0%		458,470
64.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
65.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		626,180
66.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
67.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(1)	249,488
68.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center Square Footage					21,002,529

FOOTNOTES:

(1)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(2)
Includes office space of 75,118 square feet.

(3)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

SIMON PROPERTY GROUP
Property Listing

International Properties(1)

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Square Feet
	JAPAN
1.	Ami Premium Outlets	Ami (Tokyo)	40.0%	315,000
2.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	481,500
3.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	365,100
4.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	415,000
5.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,800
6.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
7.	Toki Premium Outlets	Toki (Nagoya)	40.0%	289,500
8.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	290,600

	Subtotal Japan Square Footage			2,711,700
	KOREA
9.	Paju Premium Outlets	Paju (Seoul)	50.0%	335,100
10.	Yeoju Premium Outlets	Yeoju (Seoul)	50.0%	276,200

	Subtotal South Korea Square Footage			611,300
	MALAYSIA
11.	Johor Premium Outlets	Johor (Singapore)	50.0%	190,400

	Subtotal Malaysia Square Footage			190,400
	MEXICO
12.	Premium Outlets Punta Norte	Mexico City	50.0%	278,000

	Subtotal Mexico Square Footage			278,000

	TOTAL INTERNATIONAL ASSETS SQUARE FOOTAGE			3,791,400

(1)
Does not include Klépierre.

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings During the First Nine Months of 2012
Arsenal Mall—Watertown (Boston), MA	Mall	Sports Authority	Filene's Basement
Arundel Mills—Hanover (Baltimore), MD	Mills	Maryland Live Casino	N/A
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	Ulta	N/A
Castleton Square—Indianapolis, IN	Mall	Forever 21	Borders
Colorado Mills—Lakewood (Denver), CO	Mills	Jumpstreet	Spaha Skatepark
Columbia Center—Kennewick, WA	Mall	Ulta	Rite Aid
Concord Mills—Concord (Charlotte), NC	Mills	Forever 21	FYE
Cordova Mall—Pensacola, FL	Mall	Belk	Dillard's
Fairfax Court—Fairfax (Washington, DC), VA	Community/Lifestyle Ctr.	Xsports Fitness	Circuit City
Falls, The—Miami, FL	Mall	Fresh Market	N/A
Grapevine Mills—Grapevine (Dallas), TX	Mills	H&M	Books-A-Million
Lake View Plaza—Orland Park (Chicago), IL	Community/Lifestyle Ctr.	Great Escape	Linens 'n Things
Lakeline Plaza—Cedar Park (Austin), TX	Community/Lifestyle Ctr.	Bed Bath & Beyond	CVS
Lindale Mall—Cedar Rapids, IA	Mall	Jo-Ann Fabrics	Planet X
Mall at Rockingham Park, The—Salem (Boston), NH	Mall	Lord & Taylor	Macy's (1)
Matteson Plaza—Matteson (Chicago), IL	Community/Lifestyle Ctr.	Shoppers World	N/A
McCain Mall—N. Little Rock, AR	Mall	Regal Cinemas	M.M. Cohn
Ocean County Mall—Toms River (New York), NJ	Mall	H&M	Old Navy (downsized)
Ontario Mills—Ontario (Riverside), CA	Mills	Last Call by Neiman Marcus	Second Spin
Orland Square—Orland Park (Chicago), IL	Mall	Dave & Buster's	N/A
Outlets at Orange, The—Orange (Los Angeles), CA	Mills	Nordstrom Rack Sports Authority	N/A Borders
Phipps Plaza—Atlanta, GA	Mall	Discovery Center by Legoland	N/A
Pier Park—Panama City Beach, FL	Community/Lifestyle Ctr.	Forever 21	Borders
Plaza Carolina—Carolina (San Juan), PR	Mall	Forever 21	N/A
Potomac Mills—Woodbridge (Washington, DC), VA	Mills	JCPenney	JCPenney Outlet
Ridgewood Court—Jackson, MS	Community/Lifestyle Ctr.	Old Navy	Lifeway Christian
Rio Grande Valley Premium Outlets—Mercedes (McAllen), TX	Premium Outlet	VF Outlet	N/A
Southridge Mall—Greendale (Milwaukee), WI	Mall	Macy's	Linens 'n Things/Steve & Barry's
Square One Mall—Saugus (Boston), MA	Mall	Work Out World	World Gym
Westland Park Plaza—Orange Park (Jacksonville), FL	Community/Lifestyle Ctr.	U.S.A. Discounters	Sound Advice
White Oaks Mall—Springfield, IL	Mall	HHGregg	Linens 'n Things
Whitehall Mall—Whitehall, PA	Community/Lifestyle Ctr.	Raymour & Flanigan Furniture	Borders
Wolf Ranch—Austin, TX	Community/Lifestyle Ctr.	Ross Dress for Less	Linens 'n Things

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings Projected for the Fourth Quarter of 2012
Domain, The—Austin, TX	Mall	H&M	N/A
Falls, The—Miami, FL	Mall	American Girl	N/A
Great Mall—Milpitas (San Jose), CA	Mills	Off Broadway Shoes	N/A
Gurnee Mills—Gurnee (Chicago), IL	Mills	Bed Bath & Beyond/ Buy Buy Baby	Bed Bath & Beyond
Hamilton Town Center—Noblesville (Indianapolis), IN	Community/Lifestyle Ctr.	Earth Fare	Borders
King of Prussia—King of Prussia (Philadelphia), PA	Mall	Arhaus Furniture	N/A
Liberty Tree Mall—Danvers (Boston), MA	Mall	Sports Authority	Bed Bath & Beyond
Northgate Mall—Seattle, WA	Mall	Nordstrom Rack	Toys "R" Us
Northshore Mall—Peabody (Boston), MA	Mall	Container Store DSW	Bugaboo Creek Filene's Basement
Plaza Carolina—Carolina (San Juan), PR	Mall	DSW	Old Navy
Rockaway Town Plaza—Rockaway (New York), NY	Community/Lifestyle Ctr.	Buy Buy Baby	Borders
Royal Eagle Plaza—Coral Springs (Miami), FL	Community/Lifestyle Ctr.	Sports Authority	Kmart
Seminole Towne Center—Sanford (Orlando), FL	Mall	Dick's Sporting Goods Burlington Coat Factory	Belk Belk
Shops at Riverside, The—Hackensack (New York), NJ	Mall	Arhaus Furniture	N/A
South Hills Village—Pittsburgh, PA	Mall	Dick's Sporting Goods	Boscov's
Springfield Mall—Springfield (Philadelphia), PA	Mall	Ulta	N/A
Tyrone Square—St. Petersburg (Tampa), FL	Mall	DSW	Borders
Westland Park Plaza—Orange Park (Jacksonville), FL	Community/Lifestyle Ctr.	L.A. Fitness	Sports Authority
Openings Projected for 2013
Apple Blossom Mall—Winchester, VA	Mall	Carmike Cinema	Carmike Cinema (former)
Cordova Mall—Pensacola, FL	Mall	Dick's Sporting Goods	Belk(2)
Denver West Village—Lakewood (Denver), CO	Community/Lifestyle Ctr.	Cost Plus World Market	Ultimate Electronics
Domain, The—Austin, TX	Mall	Arhaus Furniture	Borders
Dover Mall—Dover, DE	Mall	Dick's Sporting Goods	N/A
Firewheel Town Center—Garland (Dallas), TX	Mall	Toys "R" Us/ Babies "R" Us	Circuit City
Gateway Center—Austin, TX	Community/Lifestyle Ctr.	Paul Mitchell Salon/School	Comp USA
Gurnee Mills—Gurnee (Chicago), IL	Mills	Macy's	Circuit City
Miller Hill Mall—Duluth, MN	Mall	Dick's Sporting Goods	N/A
Montgomery Mall—North Wales (Philadelphia), PA	Mall	Wegman's	Boscov's
Prien Lake Mall—Lake Charles, LA	Mall	Dick's Sporting Goods	N/A
Sawgrass Mills—Sunrise (Miami), FL	Mills	Forever 21 (expansion)	Wannado
Shops at Arbor Walk, The—Austin, TX	Community/Lifestyle Ctr.	Casual Male XL	Golf Galaxy

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings Projected for 2013 (continued)
Shops at Nanuet, The—Nanuet (New York), NY	Mall	Fairway Market Regal Cinema 24 Hour Fitness	N/A N/A N/A
South Hills Village—Pittsburgh, PA	Mall	Target	Boscov's
South Shore Plaza—Braintree (Boston), MA	Mall	DSW	Filene's
Town Center at Boca Raton—Boca Raton (Miami), FL	Mall	Container Store	Old Navy
University Town Plaza—Pensacola, FL	Community/Lifestyle Ctr.	Academy Sports Toys "R" Us	N/A N/A
Openings Projected for 2014 and Beyond
Coddingtown Mall—Santa Rosa, CA	Mall	Target	Gottschalks
Roosevelt Field—Garden City (New York), NY	Mall	Neiman Marcus	N/A
St. Johns Town Center—Jacksonville, FL	Mall	Nordstrom	N/A
Stanford Shopping Center—Palo Alto, CA	Mall	Bloomingdale's(3)	N/A

(1)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(2)
Belk is relocating to another space within the center.

(3)
Bloomingdale's has an existing store at this center but will move to a new location.

SIMON PROPERTY GROUP

Capital Expenditures

For the Nine Months Ended September 30, 2012
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$141,303	$175,999	$86,294
Redevelopment projects with incremental square footage and/or anchor replacement	251,752	128,761	58,313
Redevelopment projects with no incremental square footage	68,810	15,289	8,820

Subtotal new development and redevelopment projects	461,865	320,049	153,427
Tenant allowances	103,388	38,980	17,707
Operational capital expenditures at properties:
CAM expenditures(1)	35,751	35,125	14,759
Non-CAM expenditures	26,923	13,486	5,697

Totals	$627,927	$407,640	$191,590

Less: Conversion from accrual to cash basis	(38,256)	(9,115)	(4,284)

Capital Expenditures for the Nine Months Ended 9/30/12(2)	$589,671	$398,525	$187,306

Capital Expenditures for the Nine Months Ended 9/30/11(2)	$299,369	$284,217	$118,520

(1)
Expenditures included in the pool of expenses allocated to tenants as CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage
New Development Projects:
Tanger Outlets-Texas City—Texas City, TX	350,000 square foot upscale outlet center	10/12	50%
Phoenix Premium Outlets—Chandler (Phoenix), AZ	360,000 square foot upscale outlet center	4/13	100%
St. Louis Premium Outlets—Chesterfield (St. Louis), MO	350,000 square foot upscale outlet center	9/13	60%
Totals—New Development Projects ($ in millions):
Projected Gross Cost(2) = $259
Projected Net Cost(3) = $221
Company's Share of Net Cost = $154
Blended Stabilized Rate of Return = 11%
Total Construction in Progress(4) = $95
Company's Share of Total Construction in Progress(4) = $57
Redevelopment Projects:
Santa Rosa Plaza—Santa Rosa, CA	Redevelopment	10/12	100%
King of Prussia Mall—King of Prussia, PA	Redevelopment of former Strawbridge's-Macy's building into 100,000 sf of small shops on two levels Arhaus Furniture	10/12 11/12	96.1%
South Hills Village—Pittsburgh, PA	Dick's Sporting Goods Target	10/12 3/13	100%
Fashion Mall at Keystone—Indianapolis, IN	Redevelopment with small shop expansion	11/12	100%
Potomac Mills—Woodbridge (Washington, DC), VA	Exterior redevelopment with addition of restaurants	11/12	100%
Southdale Center—Minneapolis, MN	Redevelopment	11/12	100%
Sawgrass Mills—Sunrise (Miami), FL	Calvin Klein and small shops The Colonnade at Sawgrass expansion Forever 21	11/12 4/13 5/13	100%
Apple Blossom Mall—Winchester, VA	Redevelopment with addition of food hall Carmike Cinema	12/12 6/13	49.1%
Orland Square—Orland Park (Chicago), IL	The Cheesecake Factory Redevelopment	12/12 3/13	100%
Quaker Bridge Mall—Lawrenceville, NJ	Redevelopment with addition of restaurants and food hall	3/13	50%
Meadowood Mall—Reno, NV	Redevelopment	4/13	50%
Dadeland Mall—Miami, FL	Redevelopment of former Limited/Express building into two-level enclosed small shops and restaurants	5/13	50%
Penn Square Mall—Oklahoma City, OK	Mall entrance/food hall redevelopment	5/13	94.5%
Woodland Hills Mall—Tulsa, OK	Redevelopment	5/13	94.5%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage
Redevelopment Projects (continued):
Seattle Premium Outlets—Tulalip (Seattle), WA	Small shop expansion and parking deck	6/13	100%
Gurnee Mills—Gurnee (Chicago), IL	Macy's addition and redevelopment	8/13	100%
White Oaks Mall—Springfield, IL	Reconfigure former theater space into small shops L.A. Fitness	8/13 9/13	80.7%
Briarwood Mall—Ann Arbor, MI	Redevelopment	9/13	50%
Firewheel Town Center—Garland (Dallas), TX	Toys "R" Us/ Babies "R" Us 280 unit Phase II Residential	9/13 12/13	100% 50%
University Town Plaza—Pensacola, FL	Redevelopment of enclosed mall into open-air center	9/13	100%
Walt Whitman Shops—Huntington Station, NY	Reconfiguration and expansion of small shop space and restaurants	9/13	100%
Orlando Premium Outlets-Vineland Ave—Orlando, FL	Small shop expansion	10/13	100%
Shops at Nanuet, The—Nanuet (New York), NY	Redevelopment of enclosed mall into open-air center	10/13	100%
Desert Hills Premium Outlets—Cabazon (Palm Springs), CA	Small shop expansion, redevelopment and parking deck	5/14	100%
Totals—Redevelopment Projects ($ in millions):
Projected Gross Cost(2) = $922
Projected Net Cost(3) = $889
Company's Share of Net Cost = $787
Blended Stabilized Rate of Return = 11%
Total Construction in Progress(4) = $272
Company's Share of Total Construction in Progress(4) = $244
Anchor/ Big Box Additions:
Shops at Riverside, The—Hackensack (New York), NJ	Arhaus Furniture	10/12	100%
Seminole Towne Center—Sanford (Orlando), FL	Burlington Coat Factory and Dick's Sporting Goods	10/12	45%	(5)
Springfield Mall—Springfield (Philadelphia), PA	Ulta	10/12	38%
Northshore Mall—Peabody (Boston), MA	Container Store DSW	10/12 11/12	56.4%
Domain, The—Austin, TX	H&M	11/12	100%
Northgate Mall—Seattle, WA	Nordstrom Rack	11/12	100%
Phipps Plaza—Atlanta, GA	AMC Theatres expansion and redevelopment	11/12	100%
Westland Park Plaza—Orange Park (Jacksonville), FL	L.A. Fitness	11/12	32.2%	(5)
South Shore Plaza—Braintree (Boston), MA	DSW	4/13	100%
Cordova Mall—Pensacola, FL	Dick's Sporting Goods	6/13	100%
Montgomery Mall—North Wales (Philadelphia), PA	Wegman's	10/13	60%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Totals—Anchor/ Big Box Additions:
Projected Gross Cost(2) = $66
Projected Net Cost(3) = $63
Company's Share of Net Cost = $43
Blended Stabilized Rate of Return = 13%
Total Construction in Progress(4) = $45
Company's Share of Total Construction in Progress(4) = $32

(1)
Projects listed represent:
—
Projects that are under construction
—
New Development and redevelopment projects with budgeted gross costs in excess of $5 million
—
Anchor/Big Box Additions with budgeted gross costs in excess of $2 million
—
Costs and returns that are based upon current budget assumptions; actual costs may vary

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), CAM, and other such recoveries.

(4)
As of September 30, 2012.

(5)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

SIMON PROPERTY GROUP
International Development Activity Report
Project Overview, Construction-in-Progress

Shopping center/ Location (Metropolitan area)	Project Description	Projected Opening	Company's Ownership Percentage	Company's Share of Projected Net Cost(1) (in millions)
New Development Projects:
Shisui Premium Outlets—Shisui (Chiba), Japan(2)	230,000 square foot upscale outlet center	4/13	40%	JPY 3,631
Toronto Premium Outlets—Halton Hills (Ontario), Canada(3)	360,000 square foot upscale outlet center	8/13	50%	CAD 79.8
Busan Premium Outlets—Busan, Korea(4)	340,000 square foot upscale outlet center	9/13	50%	KRW 83,919
Expansions:
Kobe-Sanda Premium Outlets—Kobe (Osaka), Japan(2)	80,000 square foot phase 3 expansion	12/12	40%	JPY 1,132

(1)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, TIF, CAM, and other such recoveries. Cost is based on current budget assumptions. Actual costs may vary.

(2)
Construction loan expected to fund approximately 70% of costs; remainder to be funded by operating cash flow.

(3)
Construction loan expected to fund approximately 70% of costs, with remainder being funded by equity contributions from the partners.

(4)
Construction loan expected to fund approximately 80% of costs, with remainder being funded by equity contributions from the partners.

SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of September 30, 2012
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Weighted Average Rate of Maturing Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Weighted Average Rate of Maturing Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Weighted Average Rate of Maturing Unconsolidated Joint Venture Debt	Our Share of Total Debt	Total Weighted Average Rate of Maturing Debt
2012	—	—	18,229	—	120,780	6.13%	139,009	6.13%
2013	504,519	5.71%	414,094	3.96%	524,243	3.64%	1,442,856	4.57%
2014	934,482	6.09%	1,426,590	5.97%	609,024	5.63%	2,970,096	5.94%
2015	1,600,000	5.12%	492,268	5.91%	942,354	5.26%	3,034,622	5.28%
2016	3,122,049	3.43%	2,990,844	5.92%	502,192	6.21%	6,615,085	4.78%
2017	2,054,992	3.00%	1,376,372	5.85%	546,377	5.83%	3,977,741	4.32%
2018	1,000,000	6.38%	25,747	—	41,573	1.50%	1,067,320	6.24%
2019	650,000	10.35%	153,283	7.68%	39,668	5.34%	842,951	9.78%
2020	1,250,000	5.65%	94,820	5.01%	486,209	5.66%	1,831,029	5.63%
2021	1,600,000	4.27%	424,565	5.44%	790,171	4.81%	2,814,736	4.62%
Thereafter	1,750,000	4.96%	439,904	4.74%	494,771	4.35%	2,684,675	4.79%

Face Amounts of Indebtedness	$14,466,042	4.81%	$7,856,716	5.74%	$5,097,362	5.14%	$27,420,120	5.13%
Premiums (Discounts) on Indebtedness, Net	(34,334)		110,940		2,848		79,454

Our Share of Total Indebtedness	$14,431,708		$7,967,656		$5,100,210		$27,499,574

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants (1)	Required		Actual		Compliance
Total Debt to Total Assets	≤65%		44%		Yes
Total Secured Debt to Total Assets	≤50%		21%		Yes
Fixed Charge Coverage Ratio	>1.5	X	3.0	X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		245%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of September 30, 2012
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$7,583,836	$7,414,254	5.93%	4.4
Variable Rate Debt	442,462	442,462	2.58%	1.8

Total Mortgage Debt	8,026,298	7,856,716	5.74%	4.3
Unsecured Debt
Fixed Rate	12,189,001	12,189,001	5.41%	7.4
Revolving Credit Facility—US Tranche	665,000	665,000	2.48%	4.1
Revolving Credit Facility—Euro Currency	1,157,049	1,157,049	1.07%	4.1
Supplemental Credit Facility—US Tranche	170,000	170,000	1.21%	4.7
Supplemental Credit Facility—Yen Currency	284,992	284,992	1.14%	4.7

Total Revolving Credit Facilities	2,277,041	2,277,041	1.50%	4.2
Total Unsecured Debt	14,466,042	14,466,042	4.81%	6.9
Premium	117,146	116,458
Discount	(39,852)	(39,852)

Consolidated Mortgages and Other Indebtedness(1)	$22,569,634	$22,399,364	5.14%	6.0

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$9,296,634	$4,326,886	5.38%	6.0
Variable Rate Debt	834,176	391,836	2.54%	2.1
Mills Limited Partnership Debt(2)	970,156	378,640	—	—

Total Mortgage Debt	11,100,966	5,097,362	5.14%	5.6
Premium	5,695	2,848

Joint Venture Mortgages and Other Indebtedness(1)	$11,106,661	$5,100,210	5.14%	5.6

Our Share of Total Indebtedness		$27,499,574	5.13%	5.9
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	89.6%	$20,069,861	5.56%	6.2
Variable	10.4%	2,329,503	1.54%	3.8

	100.0%	$22,399,364	5.14%	6.0
Joint Venture
Fixed	89.6%	$4,567,873	5.38%	6.0
Variable	10.4%	532,337	2.55%	2.1

	100.0%	$5,100,210	5.14%	5.6

Total Debt		$27,499,574

Total Fixed Debt	89.6%	$24,637,734	5.53%	6.2

Total Variable Debt	10.4%	$2,861,840	1.69%	3.5

(1)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

(2)
See footnote 24 on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2012
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	$69,334	$69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured	8,547	8,547
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured	7,518	7,518
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured	6,155	6,155
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured	1,531	1,531
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured	14,768	14,768
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured	18,378	18,378
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured	47,941	47,941
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	122,288	122,288
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	237,897	237,897
Stanford Shopping Center		07/01/13		2.36%	Variable	Secured	240,000	240,000
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Concord Marketplace		02/01/14		5.76%	Fixed	Secured	12,562	12,562
Northfield Square		02/11/14		6.05%	Fixed	Secured	26,117	8,253
Puerto Rico Premium Outlets		05/01/14	(23)	3.75%	Variable	Secured	72,461	72,461
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	516,052	516,052
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	86,975	86,975
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured	94,053	94,053
Desoto Square		07/01/14		5.89%	Fixed	Secured	62,409	62,409
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured	820,000	820,000
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	66,018	66,018
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	66,901	50,176
Brunswick Square		08/11/14		5.65%	Fixed	Secured	78,559	78,559
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	218,430	218,430
Lake View Plaza		12/31/14		8.00%	Fixed	Secured	15,663	15,663
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured	2,568	2,158
Simon Property Group, LP (Sr. Notes)		02/01/15		4.20%	Fixed	Unsecured	400,000	400,000
Southridge Mall		04/01/15		5.23%	Fixed	Secured	124,000	124,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured	600,000	600,000
Great Mall	(2)	08/28/15		6.01%	Fixed	Secured	270,000	270,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured	25,658	25,658
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured	600,000	600,000
Ellenton Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	104,766	104,766
Florida Keys Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	10,692	10,692
Grove City Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	113,103	113,103
Gulfport Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	25,233	25,233
Huntley Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	29,906	29,906
Jersey Shore Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	70,186	70,186
Lebanon Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	15,514	15,514
Naples Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	16,075	16,075
Pleasant Prairie Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	60,280	60,280
San Marcos Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	143,457	143,457
Retail Property Trust (Sr. Notes)		03/15/16		7.88%	Fixed	Unsecured	250,000	250,000
Henderson Square		04/01/16		4.43%	Fixed	Secured	13,714	10,411
Penn Square Mall		04/01/16		7.75%	Fixed	Secured	96,699	91,377
Southdale Center		04/01/16		5.18%	Fixed	Secured	153,433	153,433
Birch Run Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	106,388	106,388

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2012
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Hagerstown Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	89,390	89,390
Williamsburg Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	103,271	103,271
Simon Property Group, LP (Sr. Notes)		05/01/16		6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16		8.20%	Fixed	Secured	598	598
Empire Mall		06/01/16		5.79%	Fixed	Secured	176,300	176,300
Mesa Mall		06/01/16		5.79%	Fixed	Secured	87,250	87,250
Rushmore Mall		06/01/16		5.79%	Fixed	Secured	94,000	94,000
Southern Hills Mall		06/01/16		5.79%	Fixed	Secured	101,500	101,500
Las Americas Premium Outlets		06/11/16		5.84%	Fixed	Secured	180,000	180,000
Shops at Riverside, The	(2)	06/16/16		2.31%	Variable	Secured	130,000	130,000
Upper Valley Mall	(2)(4)	07/01/16		5.89%	Fixed	Secured	44,462	44,462
Washington Square	(2)(8)	07/01/16		5.94%	Fixed	Secured	26,017	26,017
Greenwood Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	77,756	77,756
South Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	192,446	192,446
Walt Whitman Shops	(22)	08/01/16		8.00%	Fixed	Secured	118,578	118,578
Calhoun Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	20,473	20,473
Gaffney Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	37,155	37,155
Lee Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	51,108	51,108
Opry Mills	(2)	10/10/16		6.16%	Fixed	Secured	280,000	280,000
Opry Mills—2	(2)	10/10/16		5.00%	Fixed	Secured	104,283	104,283
Revolving Credit Facility—USD	(2)	10/30/16	(6)	2.48%	Variable	Unsecured	665,000	665,000
Revolving Credit Facility—Euro Currency	(2)	10/30/16		1.07%	Variable	Unsecured(7)	1,157,049	1,157,049
White Oaks Mall		11/01/16		5.54%	Fixed	Secured	50,000	40,339
Pismo Beach Premium Outlets	(10)	11/06/16		5.84%	Fixed	Secured	33,850	33,850
Queenstown Premium Outlets	(10)	11/06/16		5.84%	Fixed	Secured	66,150	66,150
Pleasant Prairie Premium Outlets 2		12/01/16		6.01%	Fixed	Secured	36,476	36,476
Simon Property Group, LP (Sr. Notes)		12/01/16		5.25%	Fixed	Unsecured	650,000	650,000
King of Prussia—The Court & The Plaza-1		01/01/17		7.49%	Fixed	Secured	85,461	82,117
King of Prussia—The Court & The Plaza-2		01/01/17		8.53%	Fixed	Secured	6,086	5,848
King of Prussia—The Court & The Plaza-3		01/01/17		4.50%	Fixed	Secured	50,000	48,044
Simon Property Group, LP (Sr. Notes)		01/30/17		2.80%	Fixed	Unsecured	500,000	500,000
Simon Property Group, LP (Sr. Notes)		03/01/17		5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17		5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17		5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17		5.42%	Fixed	Secured	65,000	65,000
Supplemental Credit Facility—USD	(2)	06/30/17		1.21%	Variable	Unsecured	170,000	170,000
Supplemental Credit Facility—Yen Currency	(2)	06/30/17		1.14%	Variable	Unsecured(13)	284,992	284,992
Gurnee Mills		07/01/17		5.77%	Fixed	Secured	321,000	321,000
Independence Center		07/10/17		5.94%	Fixed	Secured	200,000	200,000
Potomac Mills		07/11/17		5.83%	Fixed	Secured	410,000	410,000
Simon Property Group, LP (Sr. Notes)		09/15/17		2.15%	Fixed	Unsecured	600,000	600,000
Bangor Mall		10/01/17		6.15%	Fixed	Secured	80,000	53,672
Simon Property Group, LP (Sr. Notes)		05/30/18		6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18		7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19		10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19		7.79%	Fixed	Secured	94,305	89,088
Forest Plaza	(15)	10/10/19		7.50%	Fixed	Secured	18,156	18,156
Lakeline Plaza	(15)	10/10/19		7.50%	Fixed	Secured	17,009	17,009
Muncie Towne Plaza	(15)	10/10/19		7.50%	Fixed	Secured	7,071	7,071
White Oaks Plaza	(15)	10/10/19		7.50%	Fixed	Secured	14,142	14,142

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2012
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Port Charlotte Town Center		11/01/20	5.30%	Fixed	Secured	47,303	37,842
Oxford Valley Mall		12/07/20	4.77%	Fixed	Secured	69,152	44,910
Simon Property Group, LP (Sr. Notes)		03/01/21	4.38%	Fixed	Unsecured	900,000	900,000
Ingram Park Mall		06/01/21	5.38%	Fixed	Secured	142,662	142,663
Towne West Square		06/01/21	5.61%	Fixed	Secured	50,217	50,217
Domain, The		08/01/21	5.44%	Fixed	Secured	205,081	205,081
Palms Crossing	(18)	08/01/21	5.49%	Fixed	Secured	37,875	37,875
Shops at Arbor Walk, The	(18)	08/01/21	5.49%	Fixed	Secured	42,807	42,807
Simon Property Group, LP (Sr. Notes)		12/01/21	4.13%	Fixed	Unsecured	700,000	700,000
Simon Property Group, LP (Sr. Notes)		03/15/22	3.38%	Fixed	Unsecured	600,000	600,000
Town Center at Cobb		05/01/22	4.76%	Fixed	Secured	200,000	200,000
Anderson Mall		07/01/22	4.76%	Fixed	Secured	20,953	20,953
Battlefield Mall		09/01/22	3.95%	Fixed	Secured	125,000	125,000
Midland Park Mall		09/06/22	4.35%	Fixed	Secured	85,000	85,000
Mall of Georgia Crossing		10/06/22	4.28%	Fixed	Secured	25,000	25,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	29,927	29,927
Montgomery Mall		05/11/34	5.17%	Fixed	Secured	82,800	49,672
Simon Property Group, LP (Sr. Notes)		02/01/40	6.75%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		03/15/42	4.75%	Fixed	Unsecured	550,000	550,000

Total Consolidated Indebtedness at Face Value						$22,492,340	$22,322,758

Premium						117,146	116,458
Discount						(39,852)	(39,852)

Total Consolidated Indebtedness						$22,569,634	$22,399,364

Joint Venture Indebtedness:
Concord Mills		12/07/12	6.13%	Fixed	Secured	$155,015	$61,231
Katy Mills		01/09/13	6.69%	Fixed	Secured	136,206	34,052
Del Amo Fashion Center		01/23/13	1.71%	Variable	Secured	307,753	153,876
Avenues, The		04/01/13	5.29%	Fixed	Secured	66,698	10,005
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured	66,877	9,804
Solomon Pond		08/01/13	3.97%	Fixed	Secured	100,827	56,837
Tosu Premium Outlets—Fixed		08/24/13	1.48%	Fixed	Secured(12)	2,548	1,019
Miami International Mall		10/01/13	5.35%	Fixed	Secured	88,876	42,461
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured	35,000	17,198
Domain Westin		10/14/13	2.16%	Variable	Secured	40,016	20,008
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured	108,975	54,488
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured	10,818	6,409
Kobe-Sanda Premium Outlets—Fixed		01/31/14	1.70%	Fixed	Secured(12)	2,565	1,026
Kobe-Sanda Premium Outlets—Variable		01/31/14	0.89%	Variable	Secured(12)	42,505	17,002

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2012
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Fashion Valley Mall—2		05/01/14	6.00%	Fixed	Secured	5,839	2,919
Coddingtown Mall	(2)	07/01/14	3.11%	Variable	Secured	13,200	13,200
Arundel Mills		08/01/14	6.14%	Fixed	Secured	375,901	222,721
Grapevine Mills	(2)(16)	09/22/14	5.90%	Fixed	Secured	270,000	160,002
Outlets at Orange, The		10/01/14	6.25%	Fixed	Secured	216,656	108,328
Gotemba Premium Outlets		10/25/14	1.60%	Fixed	Secured(12)	41,383	16,553
Indian River Commons		11/01/14	5.21%	Fixed	Secured	9,260	4,630
Indian River Mall		11/01/14	5.21%	Fixed	Secured	62,744	31,372
Rinku Premium Outlets—Fixed		11/25/14	1.08%	Fixed	Secured(12)	16,143	6,457
St. Johns Town Center		03/11/15	5.06%	Fixed	Secured	164,130	82,065
Toki Premium Outlets		04/30/15	1.11%	Variable	Secured(12)	13,962	5,585
St. John's Town Center Phase II	(2)(16)	05/10/15	5.50%	Fixed	Secured	77,500	38,750
Colorado Mills		06/01/15	3.96%	Variable	Secured	132,655	49,746
Gaitway Plaza		07/01/15	4.60%	Fixed	Secured	13,900	0
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured	24,800	0
Ridgewood Court		07/01/15	4.60%	Fixed	Secured	14,650	733
Village Park Plaza		07/01/15	4.60%	Fixed	Secured	29,850	3,582
West Town Corners		07/01/15	4.60%	Fixed	Secured	18,800	0
Toronto Premium Outlets		07/09/15	2.37%	Variable	Secured(25)	14,031	7,016
Clay Terrace		10/01/15	5.08%	Fixed	Secured	115,000	57,500
Mall of New Hampshire		10/05/15	6.23%	Fixed	Secured	129,789	73,163
Springfield Mall	(16)	11/30/15	4.77%	Fixed	Secured	65,274	24,797
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured	643,583	324,173
Houston Galleria—2		12/01/15	5.44%	Fixed	Secured	177,417	89,365
Tosu Premium Outlets—Variable		01/31/16	0.53%	Variable	Secured(12)	35,005	14,002
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured	180,000	45,000
Paju Premium Outlets		03/16/16	5.74%	Variable	Secured(19)	71,460	35,730
Quaker Bridge Mall—1		04/01/16	7.03%	Fixed	Secured	15,478	7,739
Quaker Bridge Mall—2		04/01/16	2.95%	Fixed	Secured	62,000	31,000
Greendale Mall		10/01/16	6.00%	Fixed	Secured	45,000	25,367
Falls, The	(5)	11/30/16	7.50%	Fixed	Secured	111,009	55,504
Stoneridge Shopping Center	(5)	11/30/16	7.50%	Fixed	Secured	222,584	111,069
Briarwood Mall	(5)	11/30/16	7.50%	Fixed	Secured	114,836	57,418
Firewheel Residential	(2)	12/01/16	5.91%	Fixed	Secured	22,476	11,238
Coconut Point		12/10/16	5.83%	Fixed	Secured	230,000	115,000
Busan Premium Outlets		02/13/17	5.78%	Variable	Secured(19)	23,274	11,637
Mall at Rockingham		03/10/17	5.61%	Fixed	Secured	260,000	73,282
Rinku Premium Outlets—Variable		07/31/17	0.59%	Variable	Secured(12)	25,644	10,258
Firewheel Residential II	(2)	08/23/17	2.71%	Variable	Secured	101	51
California Department Stores		11/01/17	6.53%	Fixed	Secured	31,300	10,433
West Town Mall		12/01/17	6.34%	Fixed	Secured	210,000	105,000
Aventura Mall		12/11/17	5.91%	Fixed	Secured	430,000	143,333
Sano Premium Outlets		05/31/18	0.54%	Variable	Secured(12)	27,080	10,832
Sendai-Izumi Premium Outlets		10/31/18	0.49%	Variable	Secured(12)	31,670	12,668
Whitehall Mall		11/01/18	7.00%	Fixed	Secured	11,102	4,215
Johor Premium Outlets		02/28/19	5.34%	Variable	Secured(3)	30,819	15,408
Westchester, The		05/05/20	6.00%	Fixed	Secured	363,810	145,524
Arizona Mills		07/01/20	5.76%	Fixed	Secured	170,344	85,172
Lehigh Valley Mall		07/05/20	5.88%	Fixed	Secured	136,056	51,647

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2012
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Auburn Mall	09/01/20	6.02%	Fixed	Secured	41,019	23,123
Shops at Sunset Place, The	09/01/20	5.62%	Fixed	Secured	76,079	28,530
Florida Mall, The	09/05/20	5.25%	Fixed	Secured	364,141	182,070
Fashion Valley Mall—1	01/04/21	4.30%	Fixed	Secured	475,000	237,500
Cape Cod Mall	03/06/21	5.75%	Fixed	Secured	98,207	55,360
SouthPark Residential	05/01/21	4.80%	Fixed	Secured	22,000	8,800
Seminole Towne Center	05/06/21	5.97%	Fixed	Secured	59,095	7,682
Denver West Village	07/01/21	5.04%	Fixed	Secured	28,000	10,500
Fashion Centre Pentagon Office	07/01/21	5.11%	Fixed	Secured	40,000	17,000
Fashion Centre Pentagon Retail	07/01/21	4.87%	Fixed	Secured	410,000	174,250
Dover Mall & Commons	08/06/21	5.57%	Fixed	Secured	92,746	63,151
Meadowood Mall	11/06/21	5.82%	Fixed	Secured	123,785	61,893
Dadeland Mall	12/05/21	4.50%	Fixed	Secured	450,000	225,000
Square One	01/06/22	5.47%	Fixed	Secured	99,167	55,901
Ontario Mills	03/05/22	4.25%	Fixed	Secured	347,081	173,541
Hamilton Town Center	04/01/22	4.81%	Fixed	Secured	84,000	42,000
Silver Sands Factory Stores	06/01/22	3.93%	Fixed	Secured	100,000	50,000
Crystal Mall	06/06/22	4.46%	Fixed	Secured	95,000	74,276
Emerald Square Mall	08/11/22	4.71%	Fixed	Secured	114,869	64,752
AMI Premium Outlets	09/25/23	1.83%	Fixed	Secured(12)	146,468	58,585
Northshore Mall	03/11/34	5.03%	Fixed	Secured	191,959	108,208

Joint Venture Indebtedness at Face Value					10,130,810	4,718,722

The Mills Limited Partnership Indebtedness at Face Value					970,156	378,640	(20)

Total Joint Venture and The Mills Limited Partnership Indebtedness at Face Value					11,100,966	5,097,362	(24)

Premium					5,695	2,848

Total Joint Venture Indebtedness					$11,106,661	$5,100,210

Our Share of Total Indebtedness						$27,499,574

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2012
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of September 30, 2012: 1M LIBOR at ..21%; 1M EUR LIBOR at .07%; 1M YEN LIBOR at .14%; 6M YEN LIBOR at .32%; 1M CDOR at 1.22%; KLIBOR at 3.09% and 91 Day Korean CD rate at 3.09%.

(2)
Includes applicable extensions available at our option.

(3)
Amounts shown in USD Equivalent. Ringgit equivalent is 94,198.1 million.

(4)
Comprised of a $27.0 million note at 5.89% and a $20.0 million note that is non-interest bearing.

(5)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
Through interest rate swap agreements, interest on $200.0 million is essentially fixed at 3.40% and interest on $190.0 million is essentially fixed at 3.34%. The all-in rate presented is a blended interest rate. The swap agreements expire 1/2/13 after which time the interest rate is 1M LIBOR plus 100 bps.

(7)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 900.0 million.

(8)
Comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 30,024.5 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,265.0 million.

(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
These ten properties are secured by cross-collateralized and cross-defaulted mortgages.

(18)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(19)
Amounts shown in USD Equivalent. Won equivalent is 105,260.0 million.

(20)
Consists of 8 properties with interest rates ranging from 4.5% to 7.32% and maturities between 2012 and 2023.

(21)
The Anticipated Maturity Date is the date reflected as the Maturity Date. However, the loan documents state longer term Maturity Dates between 2028 and 2035.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Our share of total indebtedness includes a pro rata share of the mortgage debt on joint venture properties, including TMLP. To the extent total indebtedness is secured by a property, it is non-recourse to us, with the exception of approximately $99.0 million of payment guarantees provided by the Operating Partnership.

(25)
Amounts shown in USD Equivalent. CAD equivalent is 13,800 million.

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of September 30, 2012

Property Name	City	State
Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coral Square	Coral Springs	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Northlake Mall	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Markland Mall	Kokomo	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
Copley Place	Boston	MA
The Mall at Chestnut Hill	Chestnut Hill	MA

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of September 30, 2012

Property Name	City	State
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane Mall(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Richmond Towne Square	Richmond Heights	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Knoxville Center	Knoxville	TN
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
Longview Mall	Longview	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of September 30, 2012

Property Name	City	State
Apple Blossom Mall	Winchester	VA
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Tacoma Mall	Tacoma	WA
Bay Park Square	Green Bay	WI
Forest Mall	Fond Du Lac	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets-International Drive	Orlando	FL
Orlando Premium Outlets-Vineland Avenue	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Lighthouse Place Premium Outlets	Michigan City	IN
Wrentham Village Premium Outlets	Wrentham	MA
Kittery Premium Outlets	Kittery	ME
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Merrimack Premium Outlets	Merrimack	NH
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets-North	Las Vegas	NV
Las Vegas Premium Outlets-South	Las Vegas	NV
Waterloo Premium Outlets	Waterloo	NY
Woodbury Common Premium Outlets	Central Valley	NY

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of September 30, 2012

Property Name	City	State
Aurora Farms Premium Outlets	Aurora	OH
Cincinnati Premium Outlets	Monroe	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Philadelphia Premium Outlets	Limerick	PA
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
North Bend Premium Outlets	North Bend	WA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Highland Lakes Center	Orlando	FL
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
West Ridge Plaza	Topeka	KS
St. Charles Towne Plaza	Waldorf	MD
Regency Plaza	St. Charles	MO
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of September 30, 2012

Property Name	City	State
ABQ Uptown	Albuquerque	NM
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Lincoln Plaza	King of Prussia	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Arboretum	Austin	TX
Gateway Centers	Austin	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Outlet Marketplace	Orlando	FL

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of September 30, 2012
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on September 28, 2012 was $76.00 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2011 through September 30, 2012
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP NOI Composition(1) For the Nine Months Ended September 30, 2012
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of September 30, 2012 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP U.S. Portfolio Overview As of September 30, 2012
SIMON PROPERTY GROUP U.S. Mall and Premium Outlet Operational Information(1) For the Period Ended September 30, 2012
SIMON PROPERTY GROUP U.S. Lease Expirations(1)(2) As of September 30, 2012
SIMON PROPERTY GROUP U.S. Top Tenants(1) As of September 30, 2012
SIMON PROPERTY GROUP U.S. The Mills and Community/Lifestyle Center Operational Information For the Period Ended September 30, 2012
SIMON PROPERTY GROUP International Operational Information(1)
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings
SIMON PROPERTY GROUP Capital Expenditures For the Nine Months Ended September 30, 2012 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of September 30, 2012 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2012 (In thousands)
SIMON PROPERTY GROUP U.S. Unencumbered Assets As of September 30, 2012
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of September 30, 2012 ($ in 000's, except per share amounts)